Sale and Purchase Contract of the capital shares of Al-Mutafaweq Co. for Garments Manufacturing w.l.l. commercially known as paramount

This contract has been entered on 11/-12/2018 by and between each of:

1.First Party: Jarash garment and fashions manufacturing L.T.l (hereinafter referred by "purchaser");

2.Second Party: Omar Javed Bhat, Indian national, Passport No. _____Z2061280___, issued in Dubai on the date 20_/ 10_/2010_.

Recitals:

Whereas the seller own one hundred thousand cash shares which represent the whole cash shares in the capital of Al-Mutafaweq Co. for Garments Manufacturing ltd.; commercially Known as (paramount)

And whereas the (first party – purchaser) showed his desire to purchase and acquire all the shares of the capital of the said company taking into consideration that the base and essence of the business activity of the company is manufacturing of garments; and therefore he decided to purchase and acquire of the same based on the fact that the company is existing and has obtained all official approvals and licenses and performs its activities according to the provisions of the effective Companies Law and legislations;

Now, therefore the abovementioned parties, whilst in their complete competency for act and contracting legally, have agreed as follows:

Article (1) Complementary Provision:
The above recitals and all annexes, schedules and attached documents are considered an integral part herein and are explanatory hereof.

Article (2): the following expressions and phrases included in this contract will have the meanings assigned to it, unless the context requires other meaning:

(a) Contract: means this deed related to the sale contract of the whole shares in the capital of Al-Mutafaweq Co. for Garments Manufacturing ltd., which are (one hundred thousand share) to Jerash garment and fashions manufacturing L.T.d (first party – purchaser) along with all annexes, schedules and documents attached herewith.

(b) Company: means Al-Mutafaweq Co. for Garments Manufacturing (limited liability company) registered at the Companies Control Department under No. (9328), National Firm No. (20028750) on Oct. 24, 2004. commercially Known as (paramount

(c) Shares: means the cash shares in the company capital total of which is (100,000) one hundred thousand cash share

عقد بيع وشراء حصص رأس مال شركة المتفوق لصناعة الألبسة الجاهزة ذ م م

المعروفة تجارياً باسم بارمونت

ابرم هذا العقد بتاريخ -2018/12/11 فيما بين كل من:

1- الطرف الأول:- شركة جرش ويشار إليه في هذا العقد ب (– المشتري)

2- الطرف الثاني:- عمر جافيد بهت من الجنسية الهندية بموجب جواز سفر رقم _____Z2061280_، صادرمن _دبي____ بتاريخ _20_/_10/_2010.

التمهيد:

حيث إن (البائع) يملك (مائة ألف حصة) نقدية وهي تشكل كامل الحصص النقدية في رأس مال شركة المتفوق لصناعة الألبسة الجاهزة ذ م م، والمعروفة بالأسم (بيرماونت) وحيث أن (الطرف الأول- المشتري) قد أبدى رغبته في شراء وتملك كامل الحصص التي تمثل رأس المال في الشركة المذكورة واضعًا في الاعتبار أن أساس وجوهر النشاط التجاري للشركة هو صناعة الألبسة الجاهزة وأنه بالتالي قد قرر الشراء والتملك على أساس أن الشركة قائمة وحاصلة على الموافقات الرسمية والتراخيص وتزاول نشاطها وفق أحكام قانون الشركات والتشريعات السارية فقد تم الاتفاق والتراضي فيما بين (الأطراف) المذكورين وهم بكامل أهليتهم للتصرف والتعاقد قانوناً على النحو التالي:

المادة (1) النص التكميلي: يعتبر التمهيد الوارد أعلاه وكافة الملاحق والجداول والمستندات المرفقة جزءًا لا يتجزأ ومكملاً ومفسرًا لهذا العقد.

المادة (2): يكون للعبارات والمصطلحات التالية والواردة في هذا العقد المعاني الخاصة الموضحة أمام كل منها ما لم يقتضي السياق معنىً آخر:

(أ) العقد: يقصد به هذه الوثيقة الخاصة بعقد بيع كامل حصص رأس مال شركة المتفوق لصناعة الألبسة الجاهزة ذ م م وعددها (مائة ألف حصة) إلى السيد:- شركة جرش لصناعة الملابس والازياء (الطرف الأول - المشتري) وكافة الملاحق والجداول والمستندات الملحقة بهذا العقد.

(ب) الشركة ويقصد بها شركة المتفوق لصناعة اللبسة الجاهزة شركة ذات مسؤولية محدودة مسجلة لدى دائرة مراقبة الشركات تحت الرقم (9328) وتحمل الرقم الوطني للمنشأة (20028750) بتاريخ 2004/10/24 وهي معروفة تجارياً بأسم بيرماونت.

(ت) الحصص" ويقصد بها الحصص النقدية في رأس مال الشركة وعددها (10000) مائة ألف حصة نقدية تمثل 100% من رأس مال الشركة.

(ث) إتمام البيع" يقصد به توقيع الأطراف أمام الجهة المعنية و المختصة بما يفيد انتقال ملكية جميع حصص رأس المال في الشركة بصفة قاطعة ونهائية لصالح (الطرف الأول- المشتري) وكذلك قيام (الطرف الأول - المشتري) بدفع

represent 100% of the company capital.

(d) Sale Conclusion: means the parties signing the required documentations before the concerned and pertinent authorities for title conveyance of all shares in the company capital conclusively and finally to the account of (first party – purchaser) as well as the (first party – purchaser) has paid the sale price as agreed upon between the parties to this contract.

Article (3): Handover of Factory :

It has been agreed upon that the initial shares total price is a sum of (380,000) three hundred eighty thousand American Dollars which represent the whole and total consideration of 100% of the sales shares and company assets and as comprehensive and final settlement between the (first party – purchaser) from one side and (seller) from the other side concerning the subject matter of this contract.

Articles (4): hand over of satellite unit and accommodation

Satellite unit :300,000 USD (three Hundred thousand USD)
Accommodation: 300,000 USD (three Hundred Thousand USD) .
the whole amount will be paid to the seller after transfer all the shares to the purchaser and hand over all the facilities including the factory ,the satellite unit and the dorms .

Article (5): Making the final accounting report

It has agreed upon that the legal accounts auditor for The second party (the seller) will prepare and make the final accounting report on the financial statements as on the year 2017/ 2018 according to the accounting principles and evaluation rules of stocks inventory and commercial civil accounts provided that such report will be ready within (30) thirty days from the date of concluding the sale. This report is considered an evidence on the parties (sellers and purchaser) in this regard and based on it the financial position of the company is established.

Article (6): Sale Conclusion Date

Is the day when the seller transfer all the shares to the purchaser at company controller department .

Article (7): Sale Documents:

It has agreed upon that the sellers and/or the company, as the case, would prepare the documents and undertake the following actions and procedures on/or prior the date of sale conclusion and deliver it to the purchaser:

a. Company registration certificate.
b. Articles of incorporation and articles of association.
c. Certificate issued by the companies controller for the amendments made on the company.
d. Copies of meeting minutes of the board of directors and general assembly.
e. Clearance certificate issued from the income and sale tax department.
f. Clearance certificate issued from the social security corporation.

ثمن البيع المتفق عليه بين طرفي التعاقد.

المادة (3) نقل ملكية المصنع: من المتفق عليه أن إجمالي ثمن البيع المبدئي مبلغاً وقدره (380,000) ثلاثمائة وثمانون الف دولار أمريكي، ويمثل هذا المبلغ المقابل الكلي نظير100% من الحصص المباعة وأصول الشركة وكتسوية شاملة ونهائية فيما بين (الطرف الأول - المشتري) من جهة و(البائعين) من جهة أخرى فيما يتعلق بمحل هذا العقد.

المادة (4) تسليم الشركة والفرع الانتاجي والسكن:

الفرع الانتاجي :300000 دولار امريكي .

السكنات :300000 دولار امريكي

فقد اتفق (الأطراف) على أن يتم سداد الثمن مباشرة بعد إجراء التنازل لدى دائرة مراقبة الشركات لصالح المشتري متضمنا ذلك الفرع الانتاجي ،السكنات، والمصنع .

المادة (5) إعداد التقرير المحاسبي النهائي: من المتفق عليه أن يقوم مدقق الحسابات القانوني للطرف الثاني (البائعين) بإعداد وإصدار التقرير المحاسبي النهائي عن البيانات المالية كما في العام 2107/ 2018 وفقًا للأصول المحاسبية وقواعد تقييم المخزون السلعي والحسابات المدنية التجارية على أن يتم الانتهاء من إعداد هذا التقرير خلال (30) ثلاثين يومًا من تاريخ إتمام البيع. ويعد هذا التقرير حجة على (الأطراف) (البائعين والمشتري) في هذا الخصوص ويتم على أساسه الوقوف على المركز المالي للشركة.

المادة (6): تاريخ إتمام البيع: من المتفق عليه أن يتم إتمام البيع عند توقيع (البائع) على نقل ملكية الحصص وسندات تحويل الحصص مع مراعاة استيفاء باقي شروط العقد بحيث تنتقل ملكية الحصص المباعة بصفة باتة ونهائية لصالح (الطرف الأول - المشتري).

المادة (7) مستندات البيع: من المتفق عليه أن يقوم (البائعان) و/أو الشركة بحسب الأحوال بإعداد المستندات واتخاذ الإجراءات التالية في/ أو قبل تاريخ إتمام البيع وتسليمها للمشتري:

(أ) شهادة تسجيل الشركة.
(ب) عقد التأسيس والنظام الأساسي
(ت) شهادة صادرة عن مراقبة الشركات بالتعديلات التي أجريت على الشركة.
(ث) نسخ محاضر اجتماع هيئة المديرين والهيئة العامة
(ج) براءة ذمة صادرة عن دائرة ضريبة الدخل والمبيعات.
(ح) براءة ذمة صادرة عن المؤسسة العامة للضمان الاجتماعي.
(خ) كشف حساب يبين موقف الشركة المصرفي من البنوك العاملة .

d. Copies of meeting minutes of the board of directors and general assembly.
e. Clearance certificate issued from the income and sale tax department.
f. Clearance certificate issued from the social security corporation.
g. Account statement showing the company banking position from the operating banks.
h. Cheques booklets received and not used.
i. Records of the workers and employees.
j. Clearance certificate from the competent municipalities, Amman municipality, industrial cities corporations, free zones and qualified industrial zones.
k. Any necessary notices or approval (if exist) from the loaning banks to the company or its lesser or any other party contracting with the company.
l. the financial position and the annual budget for the last two years certified by ministry of industry and trade ,

<u>Article (8): Declarations, undertaking and guarantees of the contract parties:</u>
The (first party – purchaser) is completely liable and responsible concerning the obligations initiating from this contract and enjoys all the powers and authorities required for entering into this contract as well as is committed and obliged to pay the sale price to the sellers according to the payment terms provided herein.

The (first party – purchaser) viewed the company articles of incorporation certified by the companies control department where the (first party – purchaser) assumes that all the procedures have been performed legally in the right manner at the competent official authorities and the sellers undertake to guarantee and warrant its correction and legality.

The sellers declare and undertake to the (first party – purchaser) of the following:

(a) The company is existing and organized legally and in the right manner as limited liability company at the companies control department, assumes its business activities, owns all its assets according to the regulations effective in the Hashemite Kingdom of Jordan where a current extract from the commercial registration of the company and its branches and a copy of the articles of incorporations with all further amendments thereof are presented herewith.

(b) The total capital of the company is (100,000) one hundred thousand Dinars divided into (100,000) one hundred thousand cash shares at par value of one Dinar per each share, there are no in-kind shares, all the shares have been issued in the right manner without the existence of any recall suspended on it, all the values of the shares has been paid, are legally owned by the sellers and there are no obligations or contract in which the company or sellers are party in and which might requires amending the company capital or imposes restrictions on the shares title conveyance.

(ر) براءة ذمة من البلديات المختصة وامانة عمان ومؤسسة المدن الصناعية والمناطق الحرة والمناطق الصناعية المؤهلة.
(ز) إن وجدت أية اخطارات أو موافقات تكون لازمة من البنوك المقرضة للشركة أو المؤجرين لها أو أي طرف آخر يكون متعاقدًا مع الشركة<
(س) المركز المالي والميزانية السنوية لآخر سنتين.

<u>المادة (8) : إقرارات وتعهدات وضمانات طرفي العاقد:</u> (الطرف الأول - المشتري) مسؤولة مسؤولية تامة لجهة تحمل جميع الالتزامات الناشئة عن هذا العقد ويتمتع بكامل الصلاحيات اللازمة لإبرام هذا العقد ويلتزم بدفع ثمن البيع إلى (البائعين) وفق الكيفية المنصوص عليها بموجب أحكام هذا العقد.

اطلع (الطرف الأول - المشتري) على عقد تأسيس الشركة المثبت أمام دائرة مراقبة الشركات ويفترض (الطرف الأول - المشتري) أن كافة الإجراءات تمت بالشكل القانوني الصحيح لدى الجهات الرسمية المختصة ويتعهد (البائعان) بضمان صحتها ومشروعيتها.

يقر ويتعهد ويضمن (البائع) لـ (الطرف الأول – المشتري) الآتي:

(أ) إن الشركة قائمة ومنظمة على الوجه القانوني الصحيح كشركة ذات مسؤولية محدودة في دائرة مراقبة الشركات وأنها تباشر نشاطها التجاري وتملك كافة أصولها وفقًا للأنظمة السارية في _المملكة الأردنية الهاشمية, ويقدم مستخرج حديث عن السجل التجاري للشركة وفروعها ونسخة من عقد تأسيس الشركة وكل التعديلات اللاحقة.
(ب)
(ب) إن إجمالي رأس مال الشركة حاليًا هو (100000) مائة ألف ديناراً مقسم إلى (100000) مائة ألف حصة نقدية تبلغ قيمة كل حصة نقدية (دينار واحد) وإنه لا توجد أي حصص عينية، كما أن جميع الحصص قد تم إصدارها بطريقة صحيحة من دون وجود أي حقوق استرداد معلقة عليها وأن كامل الحصص قد تم دفع قيمتها بالكامل وهي مملوكة لـ (البائعين) ملكية قانونية وأنه لا توجد التزامات أو عقود تكون الشركة أو (البائعان) طرفًا فيها والتي قد تتطلب تعديل رأس مال الشركة أو تقرر قيودًا على نقل ملكية الحصص.

(ج) يضمن (البائع) أنه لا توجد أي قيود أو حقوق أو التزامات أخرى تحد من ملكية وانتفاع الشركة برأسمالها وأصولها الثابتة، كما أنه لا توجد مطالبات أو منازعات أو دعاوى أو إجراءات قضائية أو شبه قضائية أو إدارية أو إجراءات تحكيم مقامة من أو ضد الشركة أو على حد علم (البائعين) مهدد بها ضد الشركة ، كما أنه لم يصدر أي حكم أو قرار أو أمر من أي جهة قضائية أو شبه قضائية أو إدارية أو هيئة تحكيم يؤدي إلى منعها من اتخاذ أي تصرف من أي نوع أو تقيد حقها في ممارسة نشاطها التجاري.

(د) إن المعلومات والبيانات المالية التي اطلع عليها (الطرف الأول - المشتري) أو التي

(c) The sellers guarantee and warrant that there are no restrictions, rights or obligations limiting the company from ownership and benefiting from its capital and fixed assets. Also, there are no existing or threatened claims, disputes, lawsuits, judicial, semi judicial or administrative actions or arbitration procedures filed by or against the company, according to the knowledge of the sellers. Moreover, no court award, judgment or order has been issued from any judicial, semi judicial, administrative or arbitration entity leading to preventing the company from undertaking any act of any type or limits its rights in practicing its business activity.

(d) The financial information and data which the (first party – purchaser) has got access to or which he would provided with later, are taken from the interior books and records of the company, such books and records were made and maintained according to the accounting principles, and the (first party – purchaser) or his legal accountant will be handed the company financial statements for the year ended on 2015/ 2016 which contain the balance sheet, profits and losses account which are audited by accounts auditor.

(e) The commercial civil accounts are systemically due to the company and the supporting documents are available.

(f) Copies of all loans contracts and credit facilities if any granted to the company or which have been granted by the company to third party and are drafted according to the legitimate and civil principles and the rights established in it still exist.

(g) There are no obligations which have not been disclosed except those provided in this contract and attached annexes and schedules. So, there are no debts, obligations or liabilities on the company which have not been disclosed out.

(h) The company has fulfilled its special obligations toward the official entities concerning taxes which are required to be deducted from the source, Zakat and social security contributions for its employees.

(j) The company has in its name all the necessary licenses according to the applicable regulations for the purpose of undertaking its licensed business activity and to operate its business stores and all such licenses are valid and renewable within the scope of ordinary practice of activity; and that the company is practicing its activity according to the company articles of incorporation and the regulations and license granted to it and that the company has not received any notice of breaching any order, regulation, instructions or license and that there are no fact or communications with any official entities because of breaking the law and which has not been

سيُزود بها لاحقًا مستمدة من الدفاتر والسجلات الداخلية للشركة وإن تلك الدفاتر والسجلات تم إعدادها ومسكها وفقًا للأصول المحاسبية وسوف يُسلَّم (الطرف الأول – المشتري) أو محاسبه القانوني البيانات المالية للشركة عن السنة المنتهية في 2015/ 2016 وهي تشتمل على الميزانية وحساب الأرباح والخسائر المدققة بمعرفة مدققي الحسابات.

(هـ) إن دفاتر وسجلات الشركة ومحاضر اجتماعات المديرين والشركاء والهيئة العامة تم مسكها طبقًا لعقد تأسيس الشركة والأنظمة الأخرى ذات الصلة وإنها حاليًا في حوزة الشركة وستكون في حوزتها عند إتمام البيع كما أن (البائعين) على استعداد لتقديمها واطلاع (الطرف الأول - المشتري) عليها أو من يفوضه في ذلك.

(و) إن الحسابات المدنية التجارية مستحقة نظامًا للشركة ويوجد مستندات ثبوتية بها.

(ز) صور عن كافة عقود القروض والتسهيلات الائتمانية الممنوحة للشركة أو التي منحتها الشركة للغير وهي محررة وفقًا للأصول الشرعية والنظامية ومازالت الحقوق المثبتة بها قائمة.

(ح) عدم وجود التزامات لم يتم الإفصاح عنها فيما عدا ما هو مبين في هذا العقد والملاحق والجداول المرفقة به فلا توجد أية ديون أو التزامات أو مسؤوليات على الشركة لم يتم الإفصاح عنها.

(ط) إن الشركة قد قامت بالوفاء قبل الجهات الرسمية بالتزاماتها الخاصة بالضرائب المطلوب حسمها من المنبع والزكاة واشتراكات الضمان الاجتماعي للعاملين.

(ي) إن الشركة لديها وباسمها كافة التراخيص اللازمة وفقًا للأنظمة سارية المفعول للقيام بنشاطها التجاري المرخص به ولتشغيل المحلات الخاصة بها وجميع التراخيص المشار إليها سارية وقابلة للتجديد في نطاق الممارسة العادية للنشاط وتقوم الشركة بممارسة نشاطها وفقًا لعقد تأسيس الشركة والأنظمة والتراخيص الممنوحة لها ولم تتسلم الشركة أي إخطار بمخالفتها لأي نظام أو لائحة أو تعليمات أو ترخيص وليس هناك أي واقعة أو مخاطبات مع أية جهة رسمية بسبب مخالفة للقانون لم يتم التصريح عنها.

(ك)باستثناء الموضح في الجدول (المرفق) فإنه لا توجد مطالبات أو منازعات أو دعاوى أو إجراءات قضائية أو شبه قضائية مقامة من أو ضد الشركة أو على حد علم (البائعين) مهدد بها ضد الشركة أو تكون مؤثرة على الشركة، ولم يصدر ضد الشركة أي أمر أو حكم أو قرار من أي محكمة أو لجنة تحكيم أو جهة قضائية أو شبه قضائية أو إدارية يؤدي إلى منعها من اتخاذ أي تصرف من أي نوع أو تقييد حقها في هذا الصدد.

(ك) إذا ترتبت على الشركة أو (الطرف الأول - المشتري) أية مسؤوليات أو أضرار

disclosed out.

(k) Except as clarified in schedule (Attached), there are no existing or threatened claims, disputes, lawsuits, judicial or semi judicial actions filed by or against the company according to the sellers knowledge or which might has impact on the company; and that no judgment or order has been issued by a court, arbitration panel, judicial, semi judicial or administrative entity resulting in preventing the company from taking any action of whatever type or limiting its right in this regard.

(l) If the company suffers from any liabilities or damages resulting directly or indirectly from the inaccurate declarations, undertakings or guarantees provided herein above in this article (8), then the sellers will compensate the (first party – purchaser) for the same.

(m) The sellers should allow the (first party – purchaser) representatives, attorneys, accountants and advisors to get access, within the company official working hours, to the books, records, documents and financial statement of the company and to enter into and inspect the company and its branches offices, to make inventory on its warehouses and stocks and to get the necessary information from the company employees, managers, accounts auditors and legal advisors for the purpose of making accounting and legal auditing.

<u>Article (9): Contract termination</u>
This contract is automatically terminated without the need for excuse, judicial award, administrative order or arbitration awards in the following events:

a. If any of the conditions required for concluding the sale as provided in article (8) herein above has not been satisfied or the satisfaction of any of such conditions became impossible and unattainable.

b. If the sale and signing annex amending of the company articles of incorporation and proving the same on the date of sale as provided in article (6) herein or such other date agreed upon the parties in written, has not been satisfied.

<u>Article (10): Expenses, Fees and Charges</u>
Each party would assume his own expenses which incurred by him for making and concluding this contract, including without limitation, fees of the legal, financial advisors, accountants and auditors, unless otherwise is agreed upon herein.

<u>Article (11): Whole Agreement</u>
This contract constitutes the whole agreement between the parties, cancels and replaces any former written or oral agreements or communications between its parties for the same subject matter.

<u>Article (12): Notices</u>

وكانت ناتجة بصورة مباشرة أو غير مباشرة عن عدم دقة أي من الإقرارات أو التعهدات أو الضمانات الواردة أعلاه في هذه المادة (8) فيحق لـ (الطرف الأول- المشتري) حينئذٍ الرجوع بالتعويض بخصوصها على (البائعين).

(ل) يترتب على البائعين السماح لممثلي (الطرف الأول - المشتري) ومحاميه ومحاسبيه ومستشاريه بالاطلاع خلال أوقات عمل الشركة الرسمية على الدفاتر والسجلات والمستندات والبيانات المالية المتعلقة بالشركة ودخول وفحص مقار الشركة وفروعها وجرد مخازنها وبضائعها والحصول على المعلومات اللازمة من موظفي الشركة ومديريها ومدققي حساباتها ومستشاريها القانونيين من أجل إجراء تدقيق محاسبي وقانوني،

<u>المادة (9): فسخ العقد:</u> يفسخ هذا العقد تلقائيًا ودون حاجة إلى إعذار أو إنذار أو حكم قضائي أو قرار إداري أو من هيئة تحكيم في أي من الحالات التالية:

أ. إذا لم يتم استيفاء أي من الشروط اللازمة لإتمام البيع المشار إليها في المادة (8) أعلاه من العقد أو إذا أصبح استيفاء أي من تلك الشروط أمرًا مستحيلاً ومتعذرًا.

ب. إذا لم يتم البيع والتوقيع على تعديل ملحق عقد تأسيس الشركة وإثباته في تاريخ إتمام البيع المنصوص عليه في المادة (6) من العقد أو التاريخ الذي يتفق عليه (الأطراف) خطيًا.

<u>المادة (10) المصروفات والرسوم والنفقات:</u> ما لم ينص على غير ذلك في هذا العقد فيتحمل كل طرف المصروفات التي تخصه والتي يكون قد تكبدها لإعداد العقد وإبرامه ويشمل ذلك دون حصر أتعاب المستشارين القانونيين والماليين والمحاسبين ومدققي الحسابات.

<u>المادة (11) كامل الاتفاق:</u> يشكل هذا العقد كامل ما تم الاتفاق عليه بين (الأطراف) ويلغي ويحل محل أية اتفاقات أو مراسلات خطية او شفهية سابقة فيما بين أطر افه عن ذات الموضوع.

المادة (12) الاخطارات: تعتبر جميع الإخطارات المتعلقة بهذا العقد صحيحة ومنتجة لآثارها إذا كانت خطية ومسلمة باليد مقابل التوقيع بما يفيد الاستلام أو مرسلة بالبريد المسجل بعلم الوصول أو بالبريد السريع أو بالفاكس أو بالبريد الإلكتروني إلى الطرف الآخر على العناوين التالية:

أ. بالنسبة لـ (الطرف الأول - المشتري): التجمعات الصناعية سحاب مبنى (f)

ب. بالنسبة لـ (البائعين):- التجمعات الصناعية سحاب مبنى (ي)

المادة (13) القانون الواجب التطبيق والتحكيم: يخضع هذا العقد في تفسيره وتطبيقه للقوانين ولأنظمة واللوائح السارية في المملكة الأردنية الهاشمية وأي

All notices related to this contract are considered true and productive of its effects is are written and delivered in hand against signature proving the receipt or sent by registered mail, courier, fax or email to the other party at the following address:

a. The (first party – purchaser): AL-Tajamouat Industrial Estate –Sahab ,Building F

b. The Sellers AL-Tajamouat Industrial Estate –Sahab ,Building E

Article (13): Governing Law and Arbitration

This contract is subject for interpretation and application to the applicable laws, regulations and rules effective in the Hashemite Kingdom of Jordan and any dispute which the parties could not settle amicably, would be settled finally according to the valid arbitration law.

Article (14): Contract Duplicates

This contract has been concluded at three original copy duly signed and stamped bin both Arabic and English Languages where each party has receipt one official duplicate provided that the remaining duplicates would be deposited in the company office for future reference if necessary.

First Party (Purchaser) Second Party (Seller)

نزاع يعجز (الأطراف) عن تسويته وديًا يتم تسويته بصورة نهائية وفقًا لنظام التحكيم الساري المفعول.

المادة (14) نسخ العقد: تم إبرام هذا العقد من ثلاثة نسخ أصلية موقعة ومختومة حسب الأصول وباللغتين العربية والانجليزية، تسلم كل طرف نسخة للعمل بموجبها، على أن تودع النسخ المتبقية بمقر الشركة للرجوع إليها عند الاقتضاء.

الطرف الأول (المشتري) الطرف الثاني (البائعين)